SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) March 31, 2004
                                 ---------------


                         GENESIS TECHNOLOGY GROUP, INC.
          --------------------------- -------------------------------
             (Exact name of registrant as specified in its charter)


       Florida                     333-86347                  65-1130026
      ---------                ----------------             -------------
(State of other jurisdiction   (Commission File Number)     (IRS Employer
    or incorporation)                                    Identification No.)


              777 Yamato Road, Suite 130, Boca Raton, Florida 33431 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (561) 988-9880
                                 ---------------



          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 31, 2004, Genesis Technology Group, Inc. (the "Company" or "Genesis") closed on the remaining balance of its Series A 6% Cumulative Convertible Preferred Stock ("Series A Preferred Stock") with various institutional investors previously reported in the Company's Form 8-K Current Report of January 16, 2004. As part of this closing phase, the Company issued $1,000,000 stated value of its Series A Preferred Stock, convertible into common stock of Genesis at $0.232 per share, and warrants to purchase 215,517 shares of its common stock exercisable at $0.3045.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         GENESIS TECHNOLOGY GROUP, INC.



                              By:      /s/ Gary Wolfson
                            -----------------------------------------
                               [Gary Wolfson, CEO]


DATED:  April  5, 2004